Arizona Municipal Cash Trust
(A Portfolio of Money Market Obligations Trust)
Institutional Service Shares

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Supplement to current prospectus dated February 28, 2006.

      Under the section entitled "Arizona Risks" please replace the word Georgia in the sixth sentence with the word Arizona. As amended, this section now reads as follows:

Since the Fund invests primarily in issuers from Arizona, the Fund may be subject to additional risks compared to funds that invest in multiple states. Arizona's credit strength is based on its improving financial position, low debt burden and broad based economy. Arizona's economy, traditionally focused on agriculture, mining and real estate, has experienced strong diversification into the services and manufacturing sectors. Arizona's economy is also impacted by tourism, which is a significant driver of the state's economy. Any downturn in these industries may adversely affect the economy of the state. Since the Fund invests primarily in issuers from Arizona, it's performance also may be negatively affected by other local, state or regional factors, such as, for example, natural disasters, which may affect the credit worthiness of municipal issuers or otherwise disrupt the local, state or regional economy or certain sectors of the economy.









March 15, 2006



Federated Securities Corp., Distributor



Cusip 60934N450


34542 (03/2006)